SUMMARY PROSPECTUS
TRPBX TPPAX	Investor Class I Class
October 1, 2017
T. Rowe Price Personal Strategy Balanced Fund
A balanced fund seeking capital growth and income through a diversified portfolio of stocks, bonds, and other investments.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2017, as amended or supplemented, and Statement of Additional Information, dated October 1, 2017, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%		0.54%

Distribution and service (12b-1) fees	—		—

Other expenses	0.16		0.04 [d]

Acquired fund fees and expenses	0.17		0.17

Total annual fund operating expenses	0.87	[b]	0.75 [b]

Fee waiver/expense reimbursement	(0.13)[c]		(0.13)[c,d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.74	[b]	0.62 [b,d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired funds fees and expenses related to investments in other T. Rowe Price Funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

d T. Rowe Price Associates, Inc., has agreed (through September 30, 2018) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

T. Rowe Price	2

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$76	$237	$411	$918
I Class	63	227	404	918

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 63.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks; 35% bonds, money market securities, and cash reserves; and 5% alternative investments, including through hedge funds. Domestic stocks are drawn from the overall U.S. market. International stocks are selected primarily from large companies in developed markets but may also include investments in emerging markets. Bonds, which may be issued by U.S. or foreign issuers and issued with fixed or floating interest rates, are primarily investment grade (i.e., assigned one of the four highest credit ratings by established credit rating agencies) and are chosen across the entire government, corporate, and mortgage-backed securities markets. Maturities generally reflect the manager’s outlook for interest rates. The fund’s investments in alternative investments may include unregistered hedge funds or other private or registered investment companies. The fund may also gain exposure to specific asset classes through the use of options or by investing in other T. Rowe Price Funds that focus their investments in a given asset class.

T. Rowe Price may decide to overweight or underweight a particular asset class based on its outlook for the economy and financial markets. Under normal conditions, the fund’s allocation to the broad asset classes will be within the following ranges: stocks (50-70%), bonds and money markets (25-45%), and alternative investments (0-10%). When deciding upon allocations within these prescribed limits, T. Rowe Price

Summary	3

may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, T. Rowe Price may favor stocks. T. Rowe Price may adjust the fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on its outlook for the global economy and securities markets, as well as by adjusting the fund’s use of options and allocations to alternative investments, including through hedge funds.

When selecting particular stocks, T. Rowe Price will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets. This process draws heavily upon T. Rowe Price’s proprietary stock research expertise. While the fund maintains a diversified portfolio, its portfolio manager may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to bonds. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, high yield “junk” bonds, mortgage- and asset-backed securities, international bonds, and emerging markets bonds), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated bonds may offer over investment-grade bonds.

The fund may invest in alternative investments, including hedge funds and other private or registered investment companies that, in the opinion of T. Rowe Price, have the potential to produce attractive long-term risk-adjusted returns and exhibit a relatively low correlation of returns to more traditional asset classes. The fund’s alternative investments are expected to be less connected to movements in the major equity and bond markets. This is expected to enhance the fund’s overall diversification and offer potentially greater downside protection for the fund than more typical equity or fixed income investments.

The fund may use options for a variety of purposes, although the fund expects to primarily use these instruments to efficiently access or adjust exposure to certain market segments, in an attempt to manage portfolio volatility, or to benefit from what the adviser believes is a risk premium in the options market (for example, an option’s price reflects a greater degree of volatility than would typically be realized in the market). The fund’s use of options typically involves writing (i.e., selling) call options on a stock index in an effort to enhance risk-adjusted returns, although the fund may buy or sell options for other purposes.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

T. Rowe Price	4

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The fund has partial exposure to a variety of risks in proportion to the amount it invests in stocks, bonds, and money market securities. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall asset allocation or investment selection strategies fail to produce the intended results.

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

To the extent the fund invests in companies that derive their profits from commodities and other real assets, it is subject to the risk that periods of low inflation will lessen relative returns and cause the fund to underperform other comparable stock funds.

Market capitalization risks Because the fund may invest in companies of any size, its share price could be more volatile than a fund that focuses its investments on large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Investment style risks Because the fund invests in stock funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than the overall stock market and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Interest rate risks Prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer durations carry greater interest rate risk. The fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy

Summary	5

initiatives; for example, the U.S. Federal Reserve Board has ended its quantitative easing program and may continue to raise interest rates. Mortgage-backed securities can react somewhat differently to interest rate changes because falling rates can cause losses of principal due to increased mortgage prepayments and rising rates can lead to decreased prepayments and greater volatility.

Credit risks An issuer of a debt instrument may default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price. This risk is increased when a security is downgraded or the perceived creditworthiness of the issuer deteriorates.

While the fund’s bond investments are expected to primarily be investment grade, the fund may invest in bonds that are rated below investment grade, also known as high yield or “junk” bonds, including those with the lowest credit rating. High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, the securities they issue carry a higher risk of default and should be considered speculative. The fund’s exposure to credit risk, in particular, is increased to the extent it invests in high yield bonds.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Prepayment and extension risks The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Foreign investing risks The fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to government interference, less efficient trading markets, and the imposition of local taxes and restrictions on gaining access to sales proceeds for foreign investors.

Alternative investments/Hedge fund risks The fund’s exposure to alternative investments may prove to be more correlated to the broad markets or the remainder of the fund’s portfolio than anticipated and thus reduce the value of such investments. A hedge fund is considered an illiquid asset by the fund, is not subject

T. Rowe Price	6

to the same regulatory requirements as mutual funds and other investment companies, and could underperform comparable hedge funds with alternative strategies. Hedge funds are not required to provide periodic pricing or valuation information to investors, and often engage in leveraging, short-selling, commodities investing and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings are not as transparent to investors or typically as diversified as those of traditional mutual funds, and an investor’s (i.e., the fund’s) redemption rights are typically limited. All of these factors make the fund’s investments in alternative investments and hedge funds more difficult to value and monitor when compared to more traditional investments, and may increase the fund’s liquidity risks.

Derivatives risks The fund uses stock index options, and is therefore potentially exposed to additional losses not typically associated with direct investments in traditional securities. The values of the fund’s positions in index options will fluctuate in response to changes in the value of the underlying index and the fund is exposed to the risk that the underlying index will not move in a direction that is favorable to the fund. The fund’s index option overlay strategy could limit the opportunity to profit from a greater increase in the market value of specific holdings within the index. As a result, the fund’s use of options could dampen the fund’s returns during periods of strong equity market performance. Unusual market conditions or the lack of a liquid market for particular options may reduce the fund’s returns. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

Summary	7

The fund’s return for the six months ended 6/30/17 was 9.25%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

T. Rowe Price	8

Average Annual Total Returns
	Periods ended
	December 31, 2016

				Inception
	1 Year	5 Years	10 Years	date
Investor Class				07/29/1994
Returns before taxes	6.89%	9.00%	5.84%
Returns after taxes on distributions	5.97	7.39	4.58
Returns after taxes on distributions
and sale of fund shares	4.24	6.78	4.39
I Class				03/23/2016
Returns before taxes	—	—	—

Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses, or taxes)
	8.57	7.45	5.24
Combined Index Portfolio (reflects no deduction for fees, expenses, or taxes)a
	7.18	7.89	4.96
Lipper Mixed-Asset Target Allocation Moderate Funds Index
	7.48	7.58	4.43

a Combined Index Portfolio is a blended benchmark composed of 60% stocks (51%-48% Wilshire 5000 Index and 9%-12% MSCI EAFE Index), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month U.S. Treasury Bill Index) through 6/30/08. From 7/1/08, the blended benchmark was composed of 60% stocks (42%-48% Russell 3000 Index and 12%-18% MSCI All-Country World ex USA Index), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month U.S. Treasury Bill Index). As of 8/1/12 the blended benchmark was composed of 60% stocks (42% Russell 3000 Index and 18% MSCI All-Country World ex USA Index), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month U.S. Treasury Bill Index). The indices and percentages may vary over time.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles M. Shriver	Chairman of Investment Advisory Committee	2011	1999

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

Summary	9

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F102-045 10/1/17